UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        March 21, 2007
                                                ______________________________



                             TD Banknorth Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)




     Delaware                            000-51179                01-0437984
______________________________________________________________________________
(State or other jurisdiction      (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)




P.O. Box 9540, Two Portland Square, Portland, Maine               04112-9540
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code   (207) 761-8500
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.05 Costs Associated with Exit or Disposal Activities
          -------------------------------------------------

     As previously reported by TD Banknorth Inc. ("TD Banknorth") in its definitive proxy statement dated March 16, 2007, TD Banknorth is considering various expense reductions and operational initiatives which are intended to improve its future operating performance. These initiatives are being taken in light of TD Banknorth's recent financial results, the intensely competitive environment for banking services, current economic conditions and TD Banknorth's pending going-private transaction and are intended to reduce its annual operating expenses by 5% to 8% ($50 to $80 million, respectively) by 2008.

     As a part of these on-going initiatives, on March 21, 2007, the Board of Directors of TD Banknorth approved the consolidation and/or closing of 24 existing branch offices, consisting of 13 offices in New Jersey (eight in southern New Jersey, three in north-central New Jersey and two in northern
New Jersey), four offices in Connecticut, two offices in Pennsylvania, three offices in New York and two offices in Massachusetts. In addition, the Board of Directors approved a reduction in force of approximately 400 employees. In connection with these actions, TD Banknorth will record a restructuring charge of approximately $11 million to $17 million, pre-tax, or approximately $0.03 to $0.05 per share, after-tax, in the quarter ended March 31, 2007, including a charge of approximately $6.4 million to $9.7 million, pre-tax, for severance payments to be made to employees upon termination.

     For additional information, see the press release issued by TD Banknorth on March 23, 2007 included as Exhibit 99 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     ----------          -----------

     99                  Press Release, dated March 23, 2007

















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         TD BANKNORTH INC.


                         By:  /s/ Stephen J. Boyle
                              -------------------------------------
                              Name:  Stephen J. Boyle
                              Title: Executive Vice President
                                      and Chief Financial Officer

Date: March 23, 2007






































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